UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2007

AMPEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20292	13-3667696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1228 Douglas Avenue

Redwood City, California 94063-3117

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:

(650) 367-2011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition: Item 8.01. Other Events.

On March 15, 2007, Ampex Corporation announced that it intends to issue its year-end 2006 earnings release to the press after the markets close on Wednesday, March 21, 2007. The Company will also hold a conference call with analysts, the media and shareholders to review its financial results. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Ampex Corporation dated March 15, 2007.

[SIGNATURE PAGE FOLLOWS]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMPEX CORPORATION

By:	/s/ Joel D. Talcott
Joel D. Talcott
Vice President and Secretary

Date: March 15, 2007

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EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press Release of Ampex Corporation dated March 15, 2007.

*	Filed herewith.

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